CornerCap Group of Funds
Manager's Report to the Shareholders
For the Semiannual Period Ended September 30, 2000

Dear Shareholder:

Attached are the portfolio valuation and financial reports for the semiannual period ended September 30, 2000. As of that date, the share net asset values (NAVs) and semiannual returns were as follows:
CornerCap Small Cap Value Fund	$ 9.86	11.2%
CornerCap Balanced Fund	$11.07	3.4%
CornerCap Emerging Growth Fund	$13.29	N/A*
(* Mutual fund created on July 31, 2000)

The above semiannual returns do not illustrate the extremes that we have experienced in the market this year. To summarize the market year to date, for the first ten weeks of the year, the more speculative technology and telecommunication sectors continued the torrid pace they had set in 1999. Through March 10, 2000, the NASDAQ was up 24% while most other indices were down. Over this ten-week period, our Small Cap Value Fund and Balanced Fund were down 5.6% and 6.5%, respectively.

Since March 10, 2000, the higher risk stocks have plummeted. As of this writing, the technology-heavy NASDAQ is down 45% from March 10 to November 29. Over this period, our two value-oriented funds have actually appreciated. Since March 10, 2000, the Small Cap Value Fund is up 20.0%, and the Balanced Fund is up 1.0%. For the calendar year to date through November 29, 2000, the Small Cap Value Fund is up 2.7%, and the Balanced Fund is down 2.6%, outpacing essentially all of the major stock indices.

As you would expect, our new Emerging Growth Fund has participated in this decline but to a lesser degree than the comparable benchmarks. The purpose of this fund is to invest in micro-cap and small-cap stocks that offer high growth potential. By design, the fund is more speculative, and it will tend to have an overweighting in areas such as computer technology, medical technology, and communications. For the quarter to date through November 29, 2000, this fund is down 18.7%. Two comparable indices, the Russell 2000 Growth Index and the Wilshire Small Cap Growth Index, are down 22.6% and 27.1%, respectively. The Emerging Growth Fund has declined 18.5% since inception (July 31, 2000).

In addition to the above three CornerCap funds, we also offer several Federated mutual funds through our mutual fund company. These are all no-load funds, and they have reasonable expense ratios. The Federated funds include a money market fund, a bond fund, a high-yield bond fund, an international equity fund, and an equity index fund. Our purpose in offering this array of mutual funds is to enable CornerCap to adequately diversify a client's assets that are not sufficient to build a portfolio of directly held stocks and/or bonds. By properly structuring every client's long-term investments, we know that we will be able to control the investment risks and capture the returns for each asset class.

We are moving from a market that was dominated by greed to a market that is more concerned with fear. Many investors who reacted to greed are now realizing significant losses. The same will be true with fear. Successful investors are not reactive but rather are consistently proactive with a long-term investment plan.

CornerCap Investment Counsel
November 30, 2000

CORNERCAP BALANCED FUND

SEMIANNUAL REPORT TO SHAREHOLDERS

A Series of
CornerCap Group of Funds
A "Series" Investment Company

FOR THE SIX MONTHS ENDED

SEPTEMBER 30, 2000

The Peachtree, Suite 1700	Advisor:	(800) 728-0670
1355 Peachtree Street, NE	Administrator:	(888) 81-FUNDS
Atlanta, Georgia 30309	Telecopier:	(404) 870-0770

CORNERCAP BALANCED FUND

PORTFOLIO OF INVESTMENTS

September 30, 2000 (Unaudited)

_________________________________________________________________________________________
Shares		Value (Note 1-A)
COMMON STOCKS - 50.3%
	Automotive -- 3.9%
1,800	Ford Motor Co. Del	79,608
234	Visteon	3,539
2,200	TRW Inc.	89,375
		172,522

	Aerospace -- 3.2%
2,300	Goodrich BF Co.	90,131
1,800	Rockwell International Corp.	54,450
		144,581

	Bank -- 1.6%
2,200	First Union Corp.	70,813

	Beverages -- 2.5%
1,300	Anheuser-Busch Companies, Inc.	110,013

	Building Materials -- 1.4%
1,600	PPG Industries, Inc.	63,500

	Communications --1.9%
1,500	Telefonos de Mexico	85,100

	Diversified -3.9%
2,700	ITT Industries, Inc.	87,581
4,300	National Service Industries, Inc.	84,119
		171,700

	Electric Lighting and Wiring Equipment -- 2.1%
1,750	Johnson Ctls., Inc.	93,078

	Electrical Utilities -- 6.9%
3,400	First Energy Corp.	91,588
4,600	Reliant Energy, Inc.	213,900
		305,488

	Financial Services -- 2.9%
800	JP Morgan & Co., Inc.	130,700

	Food Processing -- 1.8%
4,000	Sara Lee	81,250

	Machinery -3.5%
1,600	Briggs & Stratton	60,500
5,700	Flowserve Corporation	93,694
		154,194

CORNERCAP BALANCED FUND

PORTFOLIO OF INVESTMENTS - (Continued)

September 30, 2000 (Unaudited)

_________________________________________________________________________________________

Shares		Value (Note 1-A)
COMMON STOCKS - 58.78%

	Medical Supplies - 3.1%
3,000	Mallinckrodt, Inc	136,875

	Metals - 1.5%
4,800	Timken Co.	65,700

	Mining -3.7%
1,908	Alcoa	96,593
1,600	Phelps Dodge Corp.	66,800
		163,393

	Oil Industry - 1.8%
2,400	Ashland, Inc.	80,850

	Paper & Forest Products - 1.1%
4,200	Glatfelter P.H. Co.	50,925

	Textile - 1.6%
2,500	Spring Ind.	70,469

	Thrift - 1.9%
3,645	Washington Federal	86,450

	Total Common Stocks (Cost $2,164,678)	2,237,599

CORNERCAP BALANCED FUND

PORTFOLIO OF INVESTMENTS - (Continued)

September 30, 2000 (Unaudited)

_________________________________________________________________________________________

Principal		Value
Amount		(Note 1-A)

	CORPORATE BONDS - 33.2%

	Electronic Components - 3.3%
$150,000	Sony, 6.125%, Due 03/04/03	$147,824

	Electrical Utilities - 3.3%
	National Rural Utilities
150,000	6.375%, Due 10/15/04	146,604

	Financial Service - 17.6%
	GMAC
150,000	6.700%, Due 04/03/01	149,951

	Merrill Lynch
150,000	6.375%, Due 10/15/08	141,119

	Nations Bank
200,000	6.375%, Due 05/15/05	193,924

	Norwest Financial
150,000	6.250%, Due 12/15/07	141,107

	Walmart
150,000	6.750%, Due 05/15/02	150,170
		776,271

	Multimedia- 4.5%
200,000	Disney Corp. 6.75%, Due 03/30/06	199,818

	Telecommunications - 4.0%
200,000	AT&T 6.00%, Due 03/15/09	180,104
	Total Corporate Bonds (Cost $1,531,319)	1,450,620

	U.S. GOVERNMENT BONDS - 5.6%
	U.S. Treasury
$140,000	6.50%, Due 08/15/05	143,544
100,000	6.50%, Due 10/15/06	102,750
	Total Government Bonds (Cost $258,766)	246,294

_________________________________________________________________________________________

See accompanying notes to financial statements

CORNERCAP BALANCED FUND

PORTFOLIO OF INVESTMENTS - (Continued)

September 30, 2000 (Unaudited)

_________________________________________________________________________________________

	SHORT-TERM INVESTMENTS - 10.5%
	UMB Bank Short-Term Authorized Demand Notes
$469,653	(Cost $469,653)		469,653
	Total Investments (Cost $4,424,416) (a)	98.8%	4,404,166
	Other Assets in excess of Liabilities	1.2%	53,545
	Net Assets	100.00%	$4,457,712
		======	=========

(a)	Aggregate cost for federal income tax purpose is $4,424,416

	At September 30, 2000, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows

	Gross unrealized appreciation		$374,532
	Gross unrealized depreciation		(394,782)
	Net unrealized depreciation		(20,250)
			=========

_________________________________________________________________________________________

See accompanying notes to financial statements

CORNERCAP BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2000 (Unaudited)

_________________________________________________________________________________________
ASSETS
Investments at market value,
(Identified cost $3,107,854) (Note 1-A)	$3,934,513
Cash	468,139
Interest receivable	53,473
Dividends receivable	5,049
Insurance Reserve	1,515
Total assets	4,462,689

LIABILITIES
Payable for investment securities purchased	$0
Payable for fund shares redeemed	0
Management fee payable	3,828
Administration fees payable	1,149
Total liabilities	4,977

NET ASSETS
(Applicable to 402,841 shares outstanding,
unlimited number of shares authorized)	$4,457,712
==========

NET ASSET VALUE offering and repurchase
PRICE PER SHARE
($4,457,712 -- 402,841 shares)	$11.07
======
NET ASSETS
At September 30, 2000, net assets consisted of:
Paid-in capital	$5,339,671
Undistributed net investment income	(574,649)
Accumulated net realized gains on investments	(287,060)
Net unrealized depreciation	(20,250)
$4,457,712
==========

 _________________________________________________________________________________________
See accompanying notes to financial statements

CORNERCAP BALANCED FUND

STATEMENT OF OPERATIONS

For the six-months ended September 30, 2000 (Unaudited)

_________________________________________________________________________________________
INVESTMENT INCOME
Dividends	$40,967
Interest	63,049
Extraordinary Income	(253)

Total income	103,763

Expenses
Management fee (Note 2)	19,511
Service costs (Note 2)	10,035
Total expenses	29,546
Net investment income	74,217

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(178,492)
Change in unrealized depreciation of investments	250,810
Net gain on investments	72,318

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$146,535
=========

_________________________________________________________________________________________
See accompanying notes to financial statements

CORNERCAP BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

Period ended September 30, 2000 and year ended March 31, 2000

____________________________________________________________________________________________________
Period Ended	Year Ended
September 30,	March 31,
2000	2000
INCREASE (DECREASE) IN NET ASSETS FROM

Operations	$74,217	$158,753
Net investment income	(178,492)	(93,481)
Net realized gain on investments
Increase (decrease) in unrealized appreciation
of investments	250,810	(261,379)
Net increase (decrease) in net assets
resulting from operations	146,535	(196,107)

Distributions to shareholders from
Net investment income
($0.00 and $0.37 per share, respectively)	-	(158,480)
Capital gains
($0.00 and $.24 per share, respectively)	-	(102,470)
Total distributions	-	(260,950)

Capital share transactions (a)
Increase in net assets resulting from capital
share transactions	(119,397)	389,089

Total increase in net assets	27,671	(67,968)

NET ASSETS
Beginning of period	4,430,041	4,498,009

End of period
(Including undistributed net investment income of
$(84,262) and $73,927, respectively)	$4,457,712	$4,430,041
	========	========

(a)	Summary of capital share activity follows:

		Six-Month Period Ended		Year Ended
		September 30, 2000		March 31, 2000
		Shares	Value	Shares	Value
	Shares sold	18,752	$201,964	107,546	$1,317,619
	Shares issued on
	reinvestment of distributions	0	0	23,199	260,063
		18,752	201,964	130,745	1,577,682
	Shares redeemed	(29,723)	(321,361)	(104,080)	(1,188,593)
	Net increase	(10,971)	$(119,397)	26,665	$389,089
		=======	=======	=======	=========

_________________________________________________________________________________________
See accompanying notes to financial statements

CORNERCAP BALANCED FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

_________________________________________________________________________________________

	For Period	For Period	For Period	For Period
	4/1/2000 To	Year Ended	Year Ended	6/1/1997 To
	9/30/2000	3/31/2000	3/31/1999	7/70/1998(a)
Per Share Operating Performance
Net asset value, beginning of period	$10.71	$11.62	$12.21	$32.99

Income from investment operations -
Net investment income	.18	.36	.21	024
Net realized and unrealized gain
(loss) on investments	1.16	(.66)	(.26)	2.20

Total from investment operations	1.35	(.30)	(.05)	2.44

Less distributions from -
Net investment income	-	(.37)	(.07)	(.19)
Realized gains	-	(.24)	(.47)	(23.03)
Total distributions		(.61)	(.54)	(23.22)
Net asset value, end of period	$11.07	$10.71	$11.62	$12.21
	======	======	======	======
Total Return	3.36%	(2.89)%	(.46)%	19.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($000)	$4,458	$4,430	$4,498	$2,294

Ratios to average net assets (b)
Expenses	0.67%	1.32%	1.30%	1.53%**
Net investment income	1.69%	3.16%	2.91%	2.80%**

Portfolio turnover rate	16.6%	16.38%	38.47%	13.38%

*     Commencement of operations

** Annualized

Per share amounts have been adjusted for the year ended May 31, 1997 to reflect a 1 for 4 reverse stock split effective June 30, 1997. On June 14, 1997, a capital gain distribution of $22.91 per share ($5.73 per share on a pre-split basis) was paid to shareholders. The net asset value per share on June 30, 1997, after the payment of the capital gain distribution and the effect of the 1 for 4 reverse split, was $10.86 per share.

(a)	The Fund has changed its year-end from May 31st to March 31st.

(b)	Fee waivers reduced the expense ratio and increased the net investment income ratio by 1.25% in 1998.

_________________________________________________________________________________________
See accompanying notes to financial statements

CORNERCAP BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2000
(1)	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CornerCap Balanced Fund (the "Fund") is a series of shares of the CornerCap Group of Funds and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. Investment operations commenced on May 24, 1997 as a result of the reorganization of the Atlanta Growth Fund (Note 4). The investment objective of the Fund is to obtain capital appreciation and current income. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

A.

Security Valuation - Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:15 p.m. Eastern time, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or such System. Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

B.

Security Transactions, Investment Income and Other - Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

C.

Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

D.

Distributions to Shareholders - Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

E.

Accounting Estimates - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CORNERCAP BALANCED FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

September 30, 2000

(2)	TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

The Fund has an investment advisory agreement with CornerCap Investment Counsel, Inc. (the "Advisor"), pursuant to which the Advisor receives a fee, computed daily and payable monthly, at an annual rate of 1.0% of the average daily net assets.

In addition, the Fund has a service agreement with the Advisor, pursuant to which the Advisor receives a fee, computed daily and payable monthly at an annual rate of .30% of average net assets.

The Advisor will provide day-to-day operational services to the Fund including, but not limited to, providing or arranging to provide accounting, administrative, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, shareholder reporting, sub accounting and recordkeeping services. All fees and expenses associated with these and other functions including, but not limited to, expenses of legal compliance, shareholder communication and meetings of the Shareholders and the Board of Trustees will be paid by the Advisor.

(3)	PURCHASES AND SALES OF SECURITIES

For the six-month period ended September 30, 2000, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $972,590 and $137,414, respectively.

(4)	STOCK SPLIT

Effective June 30, 1997, the Fund had a reverse stock split of 1 share for every 4 shares owned. The financial highlights for the period ended May 31, 1997 have been adjusted retroactively to reflect this split.